Contractual Commitments	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Contractual Commitments

Note 15 Contractual Commitments

In the further development and operation of our commercial global communications satellite system, significant additional expenditures are anticipated. In connection with these and other expenditures, we have a significant amount of long-term debt, as described in “Note 12—Long-Term Debt.” In addition to these debt and related interest obligations, we have expenditures represented by other contractual commitments. The additional expenditures as of December 31, 2015 and the expected year of payment are as follows (in thousands):

	Satellite Construction and Launch Obligations	Satellite Performance Incentive Obligations	Horizons-3 Satellite LLC Contribution Obligations (1)	Operating Leases	Sublease Rental Income	Customer and Vendor Contracts	Total
2016	$455,997	$35,321	$14,000	$15,057	$(580)	$101,176	$620,971
2017	369,432	30,170	21,700	13,868	(62)	31,585	466,693
2018	164,222	25,899	36,400	13,451	(46)	36,221	276,147
2019	83,777	24,020	—	13,370	(48)	32,277	153,396
2020	31,536	23,947	—	12,825	(37)	13,719	81,990
2021 and thereafter	136,478	133,091	—	119,183	(181)	276	388,847

Total contractual commitments	$1,241,442	$272,448	$72,100	$187,754	$(954)	$215,254	$1,988,044

(1)	See Note 10(b)—Investments—Horizons-3 Satellite LLC.

(a) Satellite Construction and Launch Obligations

As of December 31, 2015, we had approximately $1.2 billion of expenditures remaining under our existing satellite construction and launch contracts. Satellite launch and in-orbit insurance contracts related to future satellites to be launched are cancelable up to thirty days prior to the satellite’s launch. As of December 31, 2015, we did not have any non-cancelable commitments related to existing launch insurance or in-orbit insurance contracts for satellites to be launched.

The satellite construction contracts typically require that we make progress payments during the period of the satellites’ construction. The satellite construction contracts contain provisions that allow us to terminate the contracts with or without cause. If terminated without cause, we would forfeit the progress payments and be subject to termination payments that escalate with the passage of time. If terminated for cause, we would be entitled to recover any payments we made under the contracts and certain liquidated damages as specified in the contracts.

(b) Satellite Performance Incentive Obligations

Satellite construction contracts also typically require that we make orbital incentive payments (plus interest as defined in each agreement with the satellite manufacturer) over the orbital life of the satellite. The incentive obligations may be subject to reduction or refund if the satellite fails to meet specific technical operating standards. As of December 31, 2015, we had $272.4 million of satellite performance incentive obligations, including future interest payments.

(c) Operating Leases

We have commitments for operating leases primarily relating to equipment and office facilities, including for our U.S. administrative headquarters facility in McLean, Virginia. As of December 31, 2015, the total obligation related to operating leases, net of sublease income on leased facilities and rental income, was $186.8 million. Rental income and sublease income are included in other expense, net in the accompanying consolidated statements of operations.

Total rent expense for the years ended December 31, 2013, 2014 and 2015, was $13.1 million, $13.0 million and $14.9 million, respectively.

(d) Customer and Vendor Contracts

We have contracts with certain customers that require us to provide equipment, services and other support during the term of the related contracts. We also have long-term contractual obligations with service providers primarily for the operation of certain of our satellites. As of December 31, 2015, we had commitments under these customer and vendor contracts which totaled approximately $215.3 million related to the provision of equipment, services and other support.